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                                                                    Exhibit 10.1


                           AMENDMENT NO. 1 AND WAIVER

                         Dated as of September 27, 2002

                                       to

                  FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of July 12, 2002

                  This Amendment No. 1 and Waiver (this "Amendment") dated as of September 27, 2002 is entered into among TMAS/ASI, INC., an Arkansas corporation formerly known as Aerocell Structures, Inc. ("Aerocell"), TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation ("TIMCO"), AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation ("Design"), and TIMCO ENGINE CENTER, INC., a Delaware corporation ("Engine Center") (Aerocell, TIMCO, Design and Engine Center being collectively referred to as the "Borrowers"), and TIMCO AVIATION SERVICES, INC., a Delaware corporation ("Parent"), AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation ("Distribution"), AVS/M-2, INC., a Delaware corporation ("Kratz-Wilde"), WHITEHALL CORPORATION, a Delaware corporation ("Whitehall"), AVS/M-3, INC., an Arizona corporation ("Apex"), AVS/CAI, INC., a Florida corporation ("Caribe"), AVIATION SALES LEASING COMPANY, a Delaware corporation ("Leasing"), AVIATION SALES PROPERTY MANAGEMENT CORP., a Delaware corporation ("Property Management"), AVS/M-1, INC., a Delaware corporation ("Manufacturing"), AVSRE, L.P., a Delaware limited partnership ("AVSRE"), HYDROSCIENCE, INC., a Texas corporation ("Hydroscience"), and TIMCO ENGINEERED SYSTEMS, INC., a Delaware corporation ("Engineered Systems") (Parent, Distribution, Kratz-Wilde, Whitehall, Apex, Caribe, Leasing, Property Management, Manufacturing, AVSRE, Hydroscience and Engineered Systems being collectively referred to as the "Guarantors"), the "Lenders" (as defined in the Credit Agreement identified below) a party hereto and Citicorp USA, Inc., in its capacity as agent for the Lenders and the "Issuing Banks" (as defined in the Credit Agreement identified below) (in such capacity, the "Agent"). Capitalized terms used herein without definition are used herein as defined in the Credit Agreement.

                            PRELIMINARY STATEMENTS:

                  WHEREAS, Borrowers, Parent, the Agent and certain financial institutions, as Lenders and Issuing Banks, are parties to that certain Fifth Amended and Restated Credit Agreement dated as of July 12, 2002 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement");

                  WHEREAS, the Parent and Borrowers have requested certain amendments to the Credit Agreement, and a waiver of rights and remedies of the Agent and the Lenders with respect to the occurrence of certain Events of Default;

                  WHEREAS, the Agent and the Lenders have agreed to amend the Credit Agreement in certain respects and grant the requested waiver, in each case on the terms and conditions set forth herein;


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                  NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. Amendment to the Credit Agreement. Upon the "Amendment Effective Date" (as defined in Section 3 below), the definition of "Eligible Receivables" in Section 1.01 of the Credit Agreement is hereby amended as follows:

         1.1 Clause (xvii) thereof is amended and restated in its entirety to read as follows:

                  "(xvii) the account debtor is (A) United Airlines (or any Affiliate thereof) to the extent the Receivables owing from such account debtor equal or exceed thirty-one percent (31%) of the Borrowers' aggregate Receivables or (B) United Parcel Service (or any Affiliate thereof) to the extent the Receivables owing from such account debtor equal or exceed fifty percent (50%) of the Borrowers' aggregate Receivables; or

         1.2 Clause (xix) thereof is amended and restated in its entirety to read as follows:

                  "(xix) the account debtor is a Person other than (A) United Airlines (or any Affiliate thereof) or (B) United Parcel Service (or any Affiliate thereof), to the extent the Receivables owing from such account debtor equal or exceed twenty-five percent (25%) of the Borrowers' aggregate Receivables; or"

         SECTION  2. Waivers.

         2.1 Upon the Amendment Effective Date, the Requisite Lenders hereby waive the rights and remedies arising under the Credit Agreement in respect of (and solely in respect of):

                  (a) the failure of the Parent to file its Form 10-Q with the Commission for the Fiscal Quarter ending June 30, 2002, and of the Borrowers to deliver to the Agent and the Lenders the monthly and quarterly reports required under Sections 8.01(a) and 8.01(b) of the Credit Agreement (the "June 30 Reports") within 55 days after the end of such Fiscal Quarter; provided that the Parent's Form 10-Q shall be filed with the Commission, and the June 30 Reports shall be delivered to the Agent and the Lenders, no later than September 3, 2002;

                  (b) the failure of Aerocell to notify the Agent within the time period required under Section 10.14(a)(i) of the Credit Agreement that Aerocell changed its corporate name from "Aerocell Structures, Inc." to "TMAS/ASI, Inc."; and

                  (c) the Event of Default arising under Section 12.01(e)(ii) due to the "Event of Default" under the TROL Documents resulting from the matters addressed by Sections 2.1(a) and 2.1(b) of this Amendment.

         2.2 Upon the Amendment Effective Date, the Requisite Lenders hereby waive the requirements under Section 4.01(b)(i)(A)(III) with respect to the Property of AVSRE, L.P. permitted to be sold under Section 10.02(a) consisting of unimproved land containing approximately 1.55 acres, and being located on the east side of Grissom Lane, north of Nova Drive in Dallas, Texas which is to be sold simultaneously with Property of AVSRE, L.P. on Nova Drive


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in Dallas, Texas permitted to be sold under Section 10.02(b) of the Credit
Agreement; provided that the agreement(s) required to be delivered under
Section 4.01(b)(i)(A)(III) of the Credit Agreement are delivered to the Agent at least one (1) Business Day prior the consummation of such sale and are in substantially the form of the draft agreement(s) provided to the Agent prior to the date hereof.

         SECTION 3. Conditions Precedent. This Amendment shall become effective as of the date hereof (the "Amendment Effective Date") upon the satisfaction of the following conditions precedent:

         3.1      The Agent shall have received:

                  (a) a facsimile or original executed copy of this Amendment executed by the Parent, each Borrower, the Guarantors, the Requisite Lenders and the Agent;

                  (b) corporate resolutions of the Parent, Borrowers and Guarantors authorizing the execution and delivery of this Amendment and all instruments and documents required to be executed and delivered in connection herewith;

                  (c) the written consent of the obligee parties to the TROL Documents to the terms of this Amendment;

                  (d) an executed copy of a waiver under the TROL Documents addressing the matters addressed by Sections 2.1(a) and 2.1(b) of this Amendment, in form and substance satisfactory to the Agent; and

                  (e) payment of the expenses of the Agent in the amount identified on Exhibit A attached hereto and made part hereof.

         3.2 After giving effect to this Amendment and except as otherwise described in this Amendment,

                  (a) no "Potential Event of Default" or "Event of Default" shall have occurred and be continuing under the terms of the Credit Agreement, TROL Documents, Indenture under which the Senior Subordinated Notes have been issued, or BofA Note, in each instance, as amended or supplemented through the date of this Amendment, and no "Change of Control" (as defined in such Indenture) shall have occurred,

                  (b) no holder of the Senior Subordinated Notes, the trustee under the Indenture under which the Senior Subordinated Notes were issued, any obligee under the TROL Documents (or Person acting on any such obligee's behalf) or any other agent or lender under any credit facility for the Borrowers or Guarantors shall have commenced the exercise of any remedies with respect to any default or event of default with respect thereto.


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         SECTION  4. Representations and Warranties; Reaffirmation.

         4.1 Parent and each of the Borrowers hereby represents and warrants that this Amendment and the Credit Agreement as previously executed and delivered and as amended hereby constitute legal, valid and binding obligations of the Parent and the Borrowers and are enforceable against the Parent and the Borrowers in accordance with their terms.

         4.2 After giving effect to this Amendment, no Event of Default or Potential Event of Default exists (other than the Events of Default which are identified in Section 2 of this Amendment) or would result from any of the transactions contemplated by this Amendment. No event of default or default has occurred and is continuing under the terms of (a) any of the TROL Documents,
(b) under any of the agreements and documents executed with respect to the Senior Subordinated Notes or under which the Senior Subordinated Notes have been issued, or (c) under any of the agreements and documents executed with respect to the BofA Note.

         4.3 Parent, each of the Borrowers and each of the Guarantors hereby reaffirm all covenants, representations and warranties made by it, and all Obligations owing by it, pursuant to the Credit Agreement (to the extent the same are not amended hereby), the Notes and the other Loan Documents to which it is a party and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the date this Amendment becomes effective (unless a representation and warranty is stated to be given on and as of a specific date, in which case such representation and warranty shall be true, correct and complete as of such date).

         SECTION  5. Reference to and Effect on the Credit Agreement.

         5.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

         5.2 Except as specifically amended or agreed above, the Credit Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         5.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Issuing Bank or the Agent under the Credit Agreement, the Notes or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

         SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.


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         SECTION  7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.


         SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  [Remainder of Page Intentionally Left Blank]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.



Agent and Lenders:
------------------


CITICORP USA, INC.,                        SALOMON BROTHERS HOLDING COMPANY INC.
as Agent and as a Lender



By: /s/ Keith R. Gerding                   By:
   ------------------------                   ---------------------------
     Name:  Keith R. Gerding                    Name:
     Title: Vice President                      Title:




UPS CAPITAL CORPORATION                    ARK CLO 2000-1, LIMITED
                                           By: Patriarch Partners, LLC,
                                               its Collateral Manager



By: /s/ Scott Mower                        By:  /s/ Lynn Tilton
   ------------------------                   ---------------------------
     Name:  Scott Mower                          Name:  Lynn Tilton
     Title: Managing Director                    Title: Authorized Signatory




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Borrowers:
----------

TMAS/ASI, INC. (formerly known as Aerocell       TRIAD INTERNATIONAL MAINTENANCE
 Structures, Inc.)                               CORPORATION



By: /s/ Timothy D. Nolan                         By: /s/ Timothy D. Nolan
   ----------------------------                     --------------------------
     Name:   Timothy D. Nolan                         Name:  Timothy D. Nolan
     Title:  Treasurer                                Title: Treasurer



AIRCRAFT INTERIOR DESIGN, INC.                   TIMCO ENGINE CENTER, INC.



By: /s/ Timothy D. Nolan                         By: /s/ Timothy D. Nolan
   ----------------------------                     --------------------------
     Name:   Timothy D. Nolan                         Name:  Timothy D. Nolan
     Title:  Treasurer                                Title: Treasurer


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Guarantors:
-----------

TIMCO AVIATION SERVICES, INC.             AVIATION SALES DISTRIBUTION
                                          SERVICES COMPANY


By: /s/ Timothy D. Nolan                         By: /s/ Timothy D. Nolan
   ----------------------------                     --------------------------
     Name:   Timothy D. Nolan                         Name:  Timothy D. Nolan
     Title:  Treasurer                                Title: Treasurer


AVS/M-2, INC.                           WHITEHALL CORPORATION


By: /s/ Timothy D. Nolan                         By: /s/ Timothy D. Nolan
   ----------------------------                     --------------------------
     Name:   Timothy D. Nolan                         Name:  Timothy D. Nolan
     Title:  Treasurer                                Title: Treasurer

AVS/M-3, INC.                           AVS/CAI, INC.


By: /s/ Timothy D. Nolan                         By: /s/ Timothy D. Nolan
   ----------------------------                     --------------------------
     Name:   Timothy D. Nolan                         Name:  Timothy D. Nolan
     Title:  Treasurer                                Title: Treasurer


AVIATION SALES LEASING COMPANY          AVIATION SALES PROPERTY MANAGEMENT CORP.


By: /s/ Timothy D. Nolan                         By: /s/ Timothy D. Nolan
   ----------------------------                     --------------------------
     Name:   Timothy D. Nolan                         Name:  Timothy D. Nolan
     Title:  Treasurer                                Title: Treasurer

AVS/M-1, INC.                           AVSRE, L.P.
                                        By: Aviation Sales Property Management
                                            Corp. as General Partner

By: /s/ Timothy D. Nolan                         By: /s/ Timothy D. Nolan
   ----------------------------                     --------------------------
     Name:   Timothy D. Nolan                         Name:  Timothy D. Nolan
     Title:  Treasurer                                Title: Treasurer



HYDROSCIENCE, INC.                      TIMCO ENGINEERED SYSTEMS, INC.


By: /s/ Timothy D. Nolan                         By: /s/ Timothy D. Nolan
   ----------------------------                     --------------------------
     Name:   Timothy D. Nolan                         Name:  Timothy D. Nolan
     Title:  Treasurer                                Title: Treasurer